UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

Nabors Energy Transition Corp. II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

EXPLANATORY NOTE
This Amendment No. 1 (this “Amendment”) amends the definitive proxy statement furnished in connection with the solicitation of proxies by the board of directors of Nabors Energy Transition Corp. II (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 27, 2025 (the “Proxy Statement”). The Proxy Statement was filed in connection with the Company’s extraordinary general meeting of shareholders to be held on November 14, 2025, including any adjournment or postponement thereof (the “Shareholder Meeting”). Capitalized terms used herein but not defined shall have the meanings set forth in the Proxy Statement.
Proposal No. 2 in the Proxy Statement sought shareholder approval of an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company to withdraw from the interest earned on the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (x) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation, and to reflect the Indefinite Extension.
The Company is amending and restating Proposal No. 2 to seek shareholder approval of a revised amendment and restatement of the Trust Agreement (the “Revised IMTA Amendment”) to permit the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account. The Revised IMTA Amendment eliminates the provision that would have allowed the Company to withdraw up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting. This Amendment revises certain other information in the Proxy Statement relating to the revisions to Proposal No. 2, and the Company is filing an amended proxy card, an amended Articles Amendment attached as Annex A to the Proxy Statement and an amended IMTA Amendment attached as Annex B to the Proxy Statement.
This Amendment should be read in conjunction with the Proxy Statement. The information contained in this Amendment modifies or supersedes any inconsistent information contained in the Proxy Statement. Other than this Amendment, no other information in the Proxy Statement has been revised, supplemented, updated or amended.
If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote. If you wish to change your vote, you can revoke your proxy or change your vote by following the instructions of the question and answer titled “May I change my vote after I have mailed my signed proxy card?” on page 12 of the Proxy Statement.

AMENDMENT TO PROXY STATEMENT
The following disclosure amends and restates Proposal No. 2 in (i) the sixth paragraph on the first page of the Letter to Shareholders, (ii) the fifth paragraph on the first page of the Notice of an Extraordinary General Meeting of Shareholders, (iii) the question and answer titled “What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?” on page 7 of the Proxy Statement and (iv) the ninth paragraph on page 20 the Proxy Statement as follows:
2.   Proposal No. 2 — IMTA Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to deposit future interest earned on the funds held in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) into the Company’s operating account from and after the date of the proposed IMTA Amendment (as defined below) and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”).
The following disclosure amends and restates the disclosure in the last paragraph on the third page, and the first full paragraph on the fourth page, of each of the Letter to Shareholders and the Notice of an Extraordinary General Meeting of Shareholders as follows:
The Second A&R Memorandum and Articles of Association provides that the Company had until July 18, 2025, to consummate an initial business combination, subject to twelve one-month extensions to extend such date to July 18, 2026 (or within 36 months from the consummation of the IPO), provided that the Sponsor (or its affiliates or designees) deposits additional funds of $250,000 for each one-month extension (each such extension, a “Monthly Extension Period”) into the Trust Account in exchange for a non-interest bearing, unsecured promissory note (each such payment, a “Monthly Extension Payment”). The Board has previously elected to effectuate four one-month extensions to extend the date it has to complete its initial business combination (the “Termination Date”) from July 18, 2025 to November 18, 2025, and a total of $1.0 million has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. The Board believes it is in the best interests of the Company and its shareholders to provide for the continued existence of the Company even without the Monthly Extension Payments, and the Board currently anticipates maintaining the Company’s existence until all payments are made under the Settlement Agreement and the Notes. The purpose of the Articles Amendment Proposal is to allow the Company to remain in existence indefinitely to receive the payments under the Settlement Agreement and Notes and to remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to make the Monthly Extension Payments. The purpose of the IMTA Amendment Proposal is to allow the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account from and after the date of the proposed IMTA Amendment. Any funds held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders. You are not being asked to vote on any initial business combination at this time.
The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Articles Amendment Proposal and the IMTA Amendment Proposal to allow the Company to remain in existence indefinitely to receive payments under the Settlement Agreement and Notes and to permit the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account from and after the date of the IMTA Amendment.
The following disclosure amends and restates the disclosure in the last paragraph on the fourth page of each of the Letter to Shareholders and the Notice of an Extraordinary General Meeting of Shareholders as follows:
If the Proposals (other than the Adjournment Proposal) are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company winds up and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of (x) any payments under the Settlement Agreement and the Notes and (y) any funds held by the Company outside of the Trust Account, in each case, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Future interest earned on the funds held in the Trust Account from and after the date of the IMTA Amendment is expected to be deposited into the Company’s operating account. Any funds held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders. The remainder of the funds in the Trust Account will be held until the time the Company liquidates and dissolves as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in loans from the direct and indirect owners of the Sponsor and Monthly Extension Payments. In addition, the Company has $2.0 million in working capital loans outstanding payable to Nabors Lux, the proceeds of which are expected to be used to pay a portion of the $10.0 million of incurred fees and expenses. The Company expects that following the Redemptions it will not meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve. See the section entitled “Risk Factors” for an overview of risks relating to the settlement.
The following question and answer in the section titled “Questions and Answers About the Shareholder Meeting” is amended and restated as follows:
Q:
If the Articles Amendment Proposal and the IMTA Amendment Proposal are approved, what happens next?

A:
If the Articles Amendment Proposal and the IMTA Amendment Proposal are approved, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands. Holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company winds up, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of (x) any payments under the Settlement Agreement and the Notes and (y) funds held by the Company outside of the Trust Account, in each case, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Future interest earned on the funds held in the Trust Account from and after the date of the IMTA Amendment is expected to be deposited into the Company’s operating account. Any fund held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders. The remainder of the funds in the Trust Account will be held until the time the Company liquidates and dissolves as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in Overfunding Loans and Monthly

Extension Payments. In addition, the Company has $2.0 million in working capital loans outstanding payable to Nabors Lux and such loans are being used to pay a portion of the $10.0 million incurred fees and expenses. The Company expects that following the Redemptions it will not meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve.
The following disclosure amends and restates the disclosure in the fourth full paragraph on page 27 of the Proxy Statement as follows:
Reasons for the Articles Amendment Proposal
The Company and its officers and directors agreed that they would not seek to amend the Second A&R Memorandum and Articles of Association unless the Company provided holders of its Public Shares with the right to seek Redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company to have the Company’s shareholders approve the Articles Amendment Proposal to allow the Company to remain in existence indefinitely to receive payments under the Settlement Agreement and Notes and to allow the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account from and after the date of the proposed IMTA Amendment.
The following disclosure amends and restates the disclosure in the first full paragraph on page 28 of the Proxy Statement as follows:
If the Articles Amendment Proposal is Approved
If the Articles Amendment Proposal is approved and implemented, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands in the form attached to this proxy statement as Annex A. Holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company winds up, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of (x) any payments under the Settlement Agreement and the Notes and (y) any funds held by the Company outside of the Trust Account, in each case, net of fees and expenses paid or to be paid by or on behalf of the Company. Future interest earned on the funds held in the Trust Account from and after the date of the IMTA Amendment is expected to be deposited into the Company’s operating account. Any funds held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders. The remainder of the funds will be held until the time the Company liquidates and dissolves as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in Overfunding Loans and Monthly Extension Payments. In addition, the Company has $2.0 million in working capital loans outstanding payable to Nabors Lux and such loans are being used to pay a portion of the $10.0 million incurred fees and expenses. The Company expects that following the Redemptions it will not meet the listing standards of Nasdaq and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve.
The following disclosure amends and restates the disclosure in the seventh full paragraph on page 29 of the Proxy Statement as follows:
•
the fact that future interest earned on the funds held in the Trust Account and payments received under the Settlement Agreement and the Notes may be used to pay the Company’s fees and expenses, including reimbursement of any loans extended, fees due or out-of-pocket expenses by the Sponsor and its affiliates and the Company’s officers and directors, if the Proposals are approved. As of the date of this proxy statement, there are no loans extended, fees due or outstanding out of pocket expenses for which the Company’s officers and directors or the Sponsor are awaiting reimbursement, except as described herein;
The following disclosure amends and restates the disclosure in the first three paragraphs on page 32 of the Proxy Statement as follows:
Overview
The Company is proposing to amend and restate the Trust Agreement (x) to permit the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account from and after the date of the IMTA Amendment. Any funds held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders.
A copy of the form of the proposed IMTA Amendment is attached to this proxy statement as Annex B.
Reasons for the IMTA Amendment Proposal
The purpose of the IMTA Amendment Proposal is to allow the Company to deposit future interest earned on the funds held in the Trust Account into the Company’s operating account from and after date of the IMTA Amendment. Any funds held outside of the Trust Account may be used at the discretion of the Board, including to pay fees and expenses or repay loans, or may be distributed pro rata to the Company’s shareholders.

The following disclosure amends and restates Annex A to the Proxy Statement as follows:
ANNEX A
PROPOSED AMENDMENT TO THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF NABORS ENERGY TRANSITION CORP. II
Nabors Energy Transition Corp. II
(the “Company”)
RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution:
1.
THAT with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), the Company’s second amended and restated memorandum and articles of association currently in effect be amended by deleting Article 49 (Business Combination) in its entirety and replacing it with the following:

“49.1   Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall have an indefinite amount of time to consummate a Business Combination. At any time as the board of Directors may approve, the Company shall:
a)
cease all operations except for the purpose of winding up;

b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released in accordance with the Second Amended and Restated Investment Management Trust Agreement, dated [•], 2025 (as may be amended from time to time) (net of any taxes payable by the Company and less up to US$100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further distributions, if any); and

c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

A-1

The following disclosure amends and restates Annex B to the Proxy Statement as follows:
ANNEX B
SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT
This Second Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of [•], 2025 by and between Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025, by and between the Company and the Trustee (the “Existing Agreement”).
WHEREAS, the Company’s registration statement on Form S-1, (File No. 333-272810) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share (such initial public offering hereinafter referred to as the “Offering”), has been declared effective on July 13, 2023 by the U.S. Securities and Exchange Commission;
WHEREAS, on July 18, 2023, the Company consummated the Offering;
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named therein;
WHEREAS, in order to ensure that the amount in the Trust Account (as defined below) as of the closing of the Offering is $10.10 per Ordinary Share issued in the Offering, Nabors Energy Transition Sponsor II LLC (the “Sponsor”) (or its affiliates or designees) has agreed to lend the Company $3,000,000 (and up to an additional $450,000 if the Underwriters’ over-allotment option is exercised in full) (the “Overfunding Loan”), and such loans will be repaid upon the closing of a Business Combination (as defined below) or converted into warrants of the post-business combination entity at a price of $1.00 per warrant (or any combination thereof), at the Sponsor’s (or its affiliate’s or designee’s) discretion;
WHEREAS, as described in the Registration Statement, $308,050,000 of the gross proceeds of the Offering, the Overfunding Loan and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering (the amount delivered to the Trustee and the Monthly Extension Payments (as defined below) (and any interest subsequently earned thereon) are collectively referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);
WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $10,675,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon and concurrently with the consummation of the Business Combination (the “Deferred Discount”) unless otherwise waived;
WHEREAS, the Company extended the period of time the Company had to consummate its initial Business Combination (as defined below) by four months from July 18, 2025 to November 18, 2025 (each such month, a “Monthly Extension Period”), and for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposited into the Trust Account $250,000 (each, a “Monthly Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note;
WHEREAS, pursuant to Section 7(c) of the Existing Agreement, the Company has obtained the affirmative vote of holders of at least sixty-five percent (65%) of the then outstanding Ordinary Shares,

Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, voting together as a single class, approving entry into this Agreement by the Company; and
WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.
NOW THEREFORE, IT IS AGREED:
1.   Agreements and Covenants of Trustee.   The Trustee hereby agrees and covenants to:
(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at a J.P. Morgan Chase Bank, N.A. (or at another U.S.-chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;
(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;
(c)   In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (i) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company or (ii) in an interest bearing demand deposit account, each until the earlier of: (x) the consummation of an initial Business Combination and (y) the distribution of the Trust Account; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account funds are invested or uninvested, the Trustee may earn bank credits and other consideration;
(d)   Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;
(e)   Promptly notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;
(f)   Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;
(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;
(h)   Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;
(i)   Release the proceeds of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released in accordance with this Agreement (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein;
(j)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal

Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to pay any taxes of the Company, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such taxes, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account plus each Monthly Extension Payment made; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
(k)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”) (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (ii) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;
(l)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (a “Interest Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company all or any portion of the interest earned on the Property from the date hereof (the “Interest Withdrawal Limit”), which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account plus any additional amounts required to be deposited for an extension of the last date to complete a Business Combination as a condition of any extension of such date approved by the Company’s shareholders; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of the Interest Withdrawal Limit shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request; and
(m)   Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i), 1(j), 1(k) or 1(l) above;
2.   Agreements and Covenants of the Company.   The Company hereby agrees and covenants to:
(a)   Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairperson of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j), 1(k) or 1(l) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;
(b)   Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;
(c)   Pay the Trustee the fees set forth on Schedule A hereto, including an annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(l) hereof. The Company has previously paid the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;
(d)   In connection with any vote of the Company’s shareholders regarding a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the general meeting verifying the vote of such shareholders regarding such Business Combination;
(e)   Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;
(f)   Unless otherwise agreed between the Company and the Underwriters, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person; and
(g)   Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.
3.   Limitations of Liability.   The Trustee shall have no responsibility or liability to:
(a)   Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;
(b)   Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;
(c)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;
(d)   Refund any depreciation in principal of any Property;
(e)   Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;
(f)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;
(g)   Verify the accuracy of the information contained in the Registration Statement;
(h)   Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;
(i)   File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;
(j)   Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or
(k)   Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j), 1(k) or 1(l) hereof.
4.   Trust Account Waiver.   The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.
5.   Successor Trustee.   If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon the Trustee’s rights and obligations under this Agreement shall cease; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the

United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever.
6.   Termination.   This Agreement shall terminate as follows:
(a)   At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b); or
(b)   If the Offering is not consummated within ten (10) business days of the date of this Agreement, in which case any funds received by the Trustee from the Company or the Sponsor (or its affiliates or designees) for purposes of funding the Trust Account shall be promptly returned to the Company or the Sponsor (or its affiliates or designees), as applicable.
7.   Miscellaneous.
(a)   The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) or 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his, her or its Ordinary Shares in connection with a shareholder vote to approve an amendment to this Agreement (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Memorandum and Articles or (ii) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.
(d)   The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
(e)   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Email: fwolf@continentalstock.com
Email: cgonzalez@continentalstock.com
if to the Company, to:
Nabors Energy Transition Corp. II
515 West Greens Road, Suite 1200
Houston, TX 77067
Attn: Anthony G. Petrello
Email: general.counsel@nabors.com
in each case, with copies (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attn: Doug E. McWilliams
Scott D. Rubinsky
Email: dmcwilliams@velaw.com
Email: srubinsky@velaw.com
and
Citigroup Global Markets Inc. and Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001
Attn: Equity Syndicate Department
and
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attn: Joel Rubinstein
Email: joel.rubinstein@whitecase.com
(f)   Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.
(g)   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(h)   Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriters are third-party beneficiaries of this Agreement.
(i)   Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Investment Management Trust Agreement as of the date first written above.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:
Francis Wolf

Title:
Vice President

Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

Signature Page to
Second Amended and Restated Investment Management Trust Agreement

SCHEDULE A
Fee Item	Time and method of payment	Amount
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00
Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) or 1(k)	Billed to Company following disbursement made to Company under Section 1.	$250.00
Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Sections 1(i) and 1(k).	Prevailing rates

Schedule A

Exhibit A
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with         (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about        . The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into a segregated account held by you on behalf of the Beneficiaries (the “trust operating account”) to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, the Company will not earn any interest or dividends.
On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a written instruction signed by the Company with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount from the Trust Account (the “Instruction Letter”) and (iii) Citigroup Global Markets Inc. and Wells Fargo Securities, LLC shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.
In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

Exhibit A-1

Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit A-2

Exhibit B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 27, 2025. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected       , 20[  ] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Memorandum and Articles. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit B-1

Exhibit C
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(j) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $      of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit C-1

Exhibit D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $      of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”) (A) in a manner that affects the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (B) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit D-1

Exhibit E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Interests Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(l) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[•] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:
Anthony G. Petrello

Title:
President, Chief Executive Officer and Secretary

cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit E-1

The following disclosure amends and restates the proxy card filed with the Proxy Statement as follows:
Nabors Energy Transition Corp. II 515 West Greens Road, Suite 1200 Houston, TX 77067 EXTRAORDINARY GENERAL MEETING OF NABORS ENERGY TRANSITION CORP. II YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON NOVEMBER 14, 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 27, 2025, as amended and supplemented, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Nabors Energy Transition Corp. II (the “Company”) to be held at 10:00 a.m. Central Time on November 14, 2025, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002 and via a virtual meeting, and hereby appoints Anthony G. Petrello (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement, as amended and supplemented. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. (Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this exampleTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.Proposal No. 1 — Articles Amendment Proposal — To approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment to the Second Amended & Restated Memorandum and Articles of Association (the “Second A&R Memorandum and Articles of Association”) to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities indefinitely (the “Indefinite Extension” and such proposal, the “Articles Amendment Proposal”).The text of the special resolution and a copy of the form of the proposed amendment to the Second A&R Memorandum and Articles of Association are set forth in Annex A to the accompanying proxy statement, which we refer to as the “Articles Amendment”. FOR AGAINST ABSTAINProposal No. 2 — IMTA Amendment Proposal — To approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to deposit future interest earned on the funds held in the trust account established in connection with the Company’s initial public offering (the “IPO”) into the Company’s operating account from and after the date of the proposed IMTA Amendment (as defined below) and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”).A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “IMTA Amendment,” is set forth in Annex B to the accompanying proxy statement. FOR AGAINST ABSTAINProposal No. 3 — Adjournment Proposal — To approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.The text of the ordinary resolution is as follows: FOR AGAINST ABSTAIN“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”Dated: , 2025Signature(Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.